SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: September 14, 2001
(Date of earliest event reported)

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)		48640 (Zip Code)

Registrant's telephone number, including area code: (989) 839-5350

Item 5.    Other Events.

              On September 14, 2001, Chemical Financial Corporation ("Chemical") completed its acquisition of Bank West Financial Corporation ("Bank West"), through the merger of a wholly-owned subsidiary of Chemical with and into Bank West (the "Merger"). As a result of the Merger, each outstanding share of Bank West common stock, par value $.01 per share ("Bank West Common Stock"), has been converted into the right to receive $11.50 cash.

              The Agreement and Plan of Merger among Chemical, BWFC Acquisition Corporation and Bank West was previously filed with the Commission as Exhibit 2.1 to Chemical's Form 8-K dated May 24, 2001, and is incorporated herein by reference.

              A copy of a Press Release, dated September 14, 2001, issued by Chemical and Bank West relating to the Merger, is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits:

2.1

Agreement and Plan of Merger among Chemical Financial Corporation, BWFC Acquisition Corporation and Bank West Financial Corporation, dated as of May 24, 2001. Previously filed as Exhibit 2.1 to the Registrant's Form 8-K dated May 24, 2001, filed with the Commission on May 25, 2001. Here incorporated by reference.

	99.1	Press Release dated September 14, 2001.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	September 14, 2001	CHEMICAL FINANCIAL CORPORATION (Registrant)

		By:	/s/Lori A. Gwizdala
Lori A. Gwizdala Its Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

2.1

Agreement and Plan of Merger among Chemical Financial Corporation, BWFC Acquisition Corporation and Bank West Financial Corporation, dated as of May 24, 2001. Previously filed as Exhibit 2.1 to the Registrant's Form 8-K dated May 24, 2001, filed with the Commission on May 25, 2001. Here incorporated by reference.

99.1	Press Release dated September 14, 2001.